AT&T Inc.
Financial Data

Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2022	2021	Change	2022	2021	Change
Operating Revenues
Service	$24,731	$26,247	(5.8)%	$72,998	$87,340	(16.4)%
Equipment	5,312	5,079	4.6%	16,400	15,603	5.1%
Total Operating Revenues	30,043	31,326	(4.1)%	89,398	102,943	(13.2)%

Operating Expenses
Cost of revenues
Equipment	5,440	5,401	0.7%	17,010	16,242	4.7%
Broadcast, programming and operations	—	1,117	—%	—	8,106	—%
Other cost of revenues (exclusive of depreciation and amortization shown separately below)	6,761	6,915	(2.2)%	20,267	21,834	(7.2)%
Selling, general and administrative	7,202	7,094	1.5%	21,445	22,301	(3.8)%
Asset impairments and abandonments and restructuring	114	105	8.6%	745	105	—%
Depreciation and amortization	4,514	4,457	1.3%	13,426	13,352	0.6%
Total Operating Expenses	24,031	25,089	(4.2)%	72,893	81,940	(11.0)%
Operating Income	6,012	6,237	(3.6)%	16,505	21,003	(21.4)%
Interest Expense	1,420	1,627	(12.7)%	4,548	5,090	(10.6)%
Equity in Net Income (Loss) of Affiliates	392	183	—%	1,417	159	—%
Other Income (Expense) — Net	2,270	1,522	49.1%	6,729	6,958	(3.3)%
Income from Continuing Operations Before Income Taxes	7,254	6,315	14.9%	20,103	23,030	(12.7)%
Income tax expense on continuing operations	908	1,296	(29.9)%	3,857	4,456	(13.4)%
Income From Continuing Operations	6,346	5,019	26.4%	16,246	18,574	(12.5)%
Income (loss) from discontinued operations, net of tax	53	1,254	(95.8)%	(146)	(2,485)	94.1%
Net Income	6,399	6,273	2.0%	16,100	16,089	0.1%
Less: Net Income Attributable to Noncontrolling Interest	(373)	(355)	(5.1)%	(1,107)	(1,051)	(5.3)%
Net Income Attributable to AT&T	$6,026	$5,918	1.8%	$14,993	$15,038	(0.3)%
Less: Preferred Stock Dividends	(49)	(50)	2.0%	(149)	(156)	4.5%
Net Income Attributable to Common Stock	$5,977	$5,868	1.9%	$14,844	$14,882	(0.3)%

Basic Earnings Per Share Attributable to Common Stock
From continuing operations	$0.82	$0.64	28.1%	$2.08	$2.40	(13.3)%
From discontinued operations	$0.01	$0.18	(94.4)%	$(0.02)	$(0.33)	93.9%
	$0.83	$0.82	1.2%	$2.06	$2.07	(0.5)%
Weighted Average Common Shares Outstanding (000,000)	7,153	7,171	(0.3)%	7,169	7,167	—%
Diluted Earnings Per Share Attributable to Common Stock [1]
From continuing operations	$0.79	$0.63	25.4%	$2.03	$2.37	(14.3)%
From discontinued operations	$0.01	$0.17	(94.1)%	$(0.02)	$(0.33)	93.9%
	$0.80	$0.80	—%	$2.01	$2.04	(1.5)%
Weighted Average Common Shares Outstanding with Dilution (000,000) [1]	7,647	7,506	1.9%	7,605	7,491	1.5%
[1]Reflects retrospective adoption of Accounting Standards Update (ASU) No. 2020-06

AT&T Inc.
Financial Data

Consolidated Balance Sheets
Dollars in millions
Unaudited	Sep. 30,	Dec. 31,
	2022	2021
Assets
Current Assets
Cash and cash equivalents	$2,423	$19,223
Accounts receivable – net of related allowances for credit loss of $646 and $658	11,384	12,313
Inventories	3,935	3,325
Prepaid and other current assets	14,553	16,131
Assets from discontinued operations	—	119,776
Total current assets	32,295	170,768
Property, Plant and Equipment – Net	127,045	121,649
Goodwill	92,725	92,740
Licenses – Net	123,856	113,830
Other Intangible Assets – Net	5,362	5,391
Investments in and Advances to Equity Affiliates	3,964	6,168
Operating Lease Right-Of-Use Assets	21,782	21,824
Other Assets	19,434	19,252
Total Assets	$426,463	$551,622
Liabilities and Stockholders’ Equity
Current Liabilities
Debt maturing within one year	$9,626	$24,620
Note payable to DIRECTV	271	1,245
Accounts payable and accrued liabilities	36,642	39,095
Advanced billings and customer deposits	3,705	3,966
Dividends payable	2,013	3,749
Liabilities from discontinued operations	—	33,555
Total current liabilities	52,257	106,230
Long-Term Debt	123,854	151,011
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	56,055	53,767
Postemployment benefit obligation	6,152	12,560
Operating lease liabilities	18,741	18,956
Other noncurrent liabilities	29,426	25,243
Total deferred credits and other noncurrent liabilities	110,374	110,526
Stockholders’ Equity
Preferred stock	—	—
Common stock	7,621	7,621
Additional paid-in capital	122,933	130,112
Retained earnings	6,127	42,350
Treasury stock	(17,148)	(17,280)
Accumulated other comprehensive income	2,873	3,529
Noncontrolling interest	17,572	17,523
Total stockholders’ equity	139,978	183,855
Total Liabilities and Stockholders’ Equity	$426,463	$551,622

AT&T Inc.
Financial Data

Consolidated Statements of Cash Flows
Dollars in millions
Unaudited	Nine-Month Period
	2022	2021
Operating Activities
Income from continuing operations	$16,246	$18,574
Adjustments to reconcile income from continuing operations to net cash provided by operating activities from continuing operations:
Depreciation and amortization	13,426	13,352
Provision for uncollectible accounts	1,323	857
Deferred income tax expense	2,947	5,234
Net (gain) loss on investments, net of impairments	412	(298)
Pension and postretirement benefit expense (credit)	(2,484)	(2,875)
Actuarial (gain) loss on pension and postretirement benefits	(3,838)	(3,021)
Asset impairments and abandonments and restructuring	745	105
Changes in operating assets and liabilities:
Receivables	1,021	(101)
Other current assets	(799)	(484)
Accounts payable and other accrued liabilities	(3,261)	(2,660)
Equipment installment receivables and related sales	906	715
Deferred customer contract acquisition and fulfillment costs	(756)	287
Postretirement claims and contributions	(443)	(425)
Other - net	19	(167)
Total adjustments	9,218	10,519
Net Cash Provided by Operating Activities from Continuing Operations	25,464	29,093

Investing Activities
Capital expenditures	(15,397)	(12,051)
Acquisitions, net of cash acquired	(9,959)	(23,533)
Dispositions	49	7,061
Distributions from DIRECTV in excess of cumulative equity in earnings	2,205	—
Other - net	91	(5)
Net Cash Used in Investing Activities from Continuing Operations	(23,011)	(28,528)

Financing Activities
Net change in short-term borrowings with original maturities of three months or less	84	630
Issuance of other short-term borrowings	3,955	17,476
Repayment of other short-term borrowings	(16,861)	(2,448)
Issuance of long-term debt	479	9,931
Repayment of long-term debt	(24,412)	(1,574)
Note payable to DIRECTV, net of payments	(1,070)	1,439
Payment of vendor financing	(4,237)	(4,013)
Purchase of treasury stock	(875)	(191)
Issuance of treasury stock	28	89
Dividends paid	(7,845)	(11,319)
Other - net	(3,649)	(1,567)
Net Cash (Used in) Provided by Financing Activities from Continuing Operations	(54,403)	8,453
Net (decrease) increase in cash and cash equivalents and restricted cash from continuing operations	(51,950)	9,018
Cash flows from Discontinued Operations:
Cash (used in) provided by operating activities	(3,754)	1,610
Cash provided by (used in) investing activities	1,029	1,195
Cash provided by (used in) financing activities	35,853	(288)
Net increase in cash and cash equivalents and restricted cash from discontinued operations	33,128	2,517
Net (decrease) increase in cash and cash equivalents and restricted cash	$(18,822)	$11,535
Cash and cash equivalents and restricted cash beginning of year	21,316	9,870
Cash and Cash Equivalents and Restricted Cash End of Period	$2,494	$21,405

AT&T Inc.
Consolidated Supplementary Data

Supplementary Financial Data
Dollars in millions except per share amounts
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2022	2021	Change	2022	2021	Change
Capital expenditures
Purchase of property and equipment	$5,874	$4,432	32.5%	$15,273	$11,919	28.1%
Interest during construction - capital expenditures	47	38	23.7%	124	132	(6.1)%
Total Capital Expenditures	$5,921	$4,470	32.5%	$15,397	$12,051	27.8%

Acquisitions, net of cash acquired
Business acquisitions	$—	$—	—%	$—	$—	—%
Spectrum acquisitions	111	131	(15.3)%	9,076	23,017	(60.6)%
Interest during construction - spectrum	278	259	7.3%	883	516	71.1%
Total Acquisitions	$389	$390	(0.3)%	$9,959	$23,533	(57.7)%

Dividends Declared per Common Share	$0.2775	$0.52	(46.6)%	$0.8325	$1.56	(46.6)%

End of Period Common Shares Outstanding (000,000)	7,126	7,140	(0.2)%
Debt Ratio	48.8%	49.5%	(70)	BP
Total Employees	169,880	177,309	(4.2)%

COMMUNICATIONS SEGMENT

The Communications segment provides wireless and wireline telecom and broadband services to consumers located in the U.S. and businesses globally. The Communications segment contains three reporting units: Mobility, Business Wireline, and Consumer Wireline.

Results have been recast to refine the allocation of shared infrastructure costs between the Communications segment and Corporate and Other.

Segment Results
Dollars in millions
Unaudited	Third Quarter		Percent	Nine-Month Period		Percent
	2022	2021	Change	2022	2021	Change
Segment Operating Revenues
Mobility	$20,278	$19,138	6.0%	$60,279	$57,108	5.6%
Business Wireline	5,668	5,938	(4.5)%	16,903	18,036	(6.3)%
Consumer Wireline	3,185	3,142	1.4%	9,520	9,380	1.5%
Total Segment Operating Revenues	29,131	28,218	3.2%	86,702	84,524	2.6%

Operating Income
Mobility	6,419	5,987	7.2%	18,484	18,038	2.5%
Business Wireline	882	1,002	(12.0)%	2,451	3,151	(22.2)%
Consumer Wireline	330	179	84.4%	951	794	19.8%
Total Operating Income	$7,631	$7,168	6.5%	$21,886	$21,983	(0.4)%

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited				September 30,		Percent
				2022	2021	Change
Broadband Connections
Broadband				15,112	15,050	0.4%
DSL				340	460	(26.1)%
Total Broadband Connections				15,452	15,510	(0.4)%

Voice Connections
Retail Consumer Switched Access Lines				5,466	6,404	(14.6)%
U-verse Consumer VoIP Connections				3,022	3,440	(12.2)%
Total Retail Voice Connections				8,488	9,844	(13.8)%

	Third Quarter		Percent	Nine-Month Period		Percent
	2022	2021	Change	2022	2021	Change
Broadband Net Additions
Broadband	(24)	62	—%	38	232	(83.6)%
DSL	(33)	(33)	—%	(90)	(106)	15.1%
Total Broadband Net Additions	(57)	29	—%	(52)	126	—%

Mobility

Mobility provides nationwide wireless service and equipment.

Mobility Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Service	$15,337	$14,527	5.6%	$45,065	$42,921	5.0%
Equipment	4,941	4,611	7.2%	15,214	14,187	7.2%
Total Operating Revenues	20,278	19,138	6.0%	60,279	57,108	5.6%

Operating Expenses
Operations and support	11,817	11,116	6.3%	35,677	32,998	8.1%
Depreciation and amortization	2,042	2,035	0.3%	6,118	6,072	0.8%
Total Operating Expenses	13,859	13,151	5.4%	41,795	39,070	7.0%
Operating Income	$6,419	$5,987	7.2%	$18,484	$18,038	2.5%

Operating Income Margin	31.7%	31.3%	40	BP	30.7%	31.6%	(90)	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited	September 30,	Percent
2022	2021	Change
Mobility Subscribers
Postpaid	83,614	80,249	4.2%
Postpaid phone	68,969	66,396	3.9%
Prepaid	19,215	19,028	1.0%
Reseller	5,854	6,263	(6.5)%
Connected Devices	101,995	90,979	12.1%
Total Mobility Subscribers[1]	210,678	196,519	7.2%
[1]Wireless subscribers at September 30, 2022 includes a reduction of 10,707 subscribers and connections (899 postpaid, including 438 phone, 234 prepaid, 749 reseller subscribers, and 8,825 connected devices) resulting from our 3G network shutdown in February 2022. The third quarter includes an adjustment of 170 subscribers, primarily connected devices.

Third Quarter	Percent	Nine-Month Period	Percent
2022	2021	Change	2022	2021	Change
Mobility Net Additions
Postpaid Phone Net Additions	708	928	(23.7)%	2,212	2,312	(4.3)%
Total Phone Net Additions	816	1,177	(30.7)%	2,629	2,942	(10.6)%

Postpaid	964	1,218	(20.9)%	2,987	3,197	(6.6)%
Prepaid	141	351	(59.8)%	488	927	(47.4)%
Reseller	308	(164)	—%	312	(357)	—%
Connected Devices	5,716	3,468	64.8%	15,476	10,194	51.8%
Total Mobility Net Additions	7,129	4,873	46.3%	19,263	13,961	38.0%

Postpaid Churn	1.01%	0.92%	9	BP	0.96%	0.91%	5 BP
Postpaid Phone-Only Churn	0.84%	0.72%	12	BP	0.79%	0.72%	7 BP

Business Wireline

Business Wireline provides advanced ethernet-based fiber services, IP Voice and managed professional services, as well as traditional voice and data services and related equipment to business customers.

Business Wireline Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Service	$5,524	$5,765	(4.2)%	$16,418	$17,497	(6.2)%
Equipment	144	173	(16.8)%	485	539	(10.0)%
Total Operating Revenues	5,668	5,938	(4.5)%	16,903	18,036	(6.3)%

Operating Expenses
Operations and support	3,444	3,632	(5.2)%	10,498	11,010	(4.7)%
Depreciation and amortization	1,342	1,304	2.9%	3,954	3,875	2.0%
Total Operating Expenses	4,786	4,936	(3.0)%	14,452	14,885	(2.9)%
Operating Income	$882	$1,002	(12.0)%	$2,451	$3,151	(22.2)%

Operating Income Margin	15.6%	16.9%	(130)	BP	14.5%	17.5%	(300)	BP

Consumer Wireline

Consumer Wireline provides broadband services, including fiber connections that now provide our multi-gig services to residential customers. Consumer Wireline also provides legacy telephony voice communication services.

Consumer Wireline Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2022	2021		Change	2022	2021		Change
Operating Revenues
Broadband	$2,429	$2,290		6.1%	$7,177	$6,761		6.2%
Legacy voice and data services	427	484		(11.8)%	1,332	1,507		(11.6)%
Other service and equipment	329	368		(10.6)%	1,011	1,112		(9.1)%
Total Operating Revenues	3,185	3,142		1.4%	9,520	9,380		1.5%

Operating Expenses
Operations and support	2,055	2,188		(6.1)%	6,218	6,280		(1.0)%
Depreciation and amortization	800	775		3.2%	2,351	2,306		2.0%
Total Operating Expenses	2,855	2,963		(3.6)%	8,569	8,586		(0.2)%
Operating Income	$330	$179		84.4%	$951	$794		19.8%

Operating Income Margin	10.4%	5.7%	470	BP	10.0%	8.5%	150	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2022	2021		Change
Broadband Connections
Total Broadband and DSL Connections					14,055	14,180		(0.9)%
Broadband					13,796	13,846		(0.4)%
Fiber Broadband Connections					6,935	5,721		21.2%

Voice Connections
Retail Consumer Switched Access Lines					2,123	2,527		(16.0)%
U-verse Consumer VoIP Connections					2,409	2,843		(15.3)%
Total Retail Consumer Voice Connections					4,532	5,370		(15.6)%

	Third Quarter			Percent	Nine-Month Period			Percent
	2022	2021		Change	2022	2021		Change
Broadband Net Additions
Total Broadband and DSL Net Additions	(50)	6		—%	(105)	80		—%
Broadband	(29)	28		—%	(49)	153		—%
Fiber Broadband Net Additions	338	289		17.0%	943	770		22.5%

Business Solutions

As a supplemental presentation to our Communications segment operating results, we are providing a view of our AT&T Business Solutions results which includes both wireless and fixed operations. This combined view presents a complete profile of the entire business customer relationship and underscores the importance of mobile solutions to serving our business customers.

Business Solutions Results
Dollars in millions
Unaudited	Third Quarter	Percent	Nine-Month Period	Percent
2022	2021	Change	2022	2021	Change
Operating Revenues
Wireless service	$2,222	$2,059	7.9%	$6,531	$6,053	7.9%
Wireline service	5,524	5,765	(4.2)%	16,418	17,497	(6.2)%
Wireless equipment	859	813	5.7%	2,632	2,384	10.4%
Wireline equipment	144	173	(16.8)%	485	539	(10.0)%
Total Operating Revenues	8,749	8,810	(0.7)%	26,066	26,473	(1.5)%

Operating Expenses
Operations and support	5,531	5,581	(0.9)%	16,823	16,743	0.5%
Depreciation and amortization	1,699	1,651	2.9%	5,025	4,903	2.5%
Total Operating Expenses	7,230	7,232	—%	21,848	21,646	0.9%
Operating Income	$1,519	$1,578	(3.7)%	$4,218	$4,827	(12.6)%

Operating Income Margin	17.4%	17.9%	(50)	BP	16.2%	18.2%	(200)	BP

LATIN AMERICA SEGMENT

The segment provides wireless services and equipment to customers in Mexico.

Segment Results
Dollars in millions
Unaudited	Third Quarter			Percent	Nine-Month Period			Percent
	2022	2021		Change	2022	2021		Change
Operating Revenues
Wireless service	$559	$463		20.7%	$1,583	$1,349		17.3%
Wireless equipment	226	261		(13.4)%	700	694		0.9%
Total Segment Operating Revenues	785	724		8.4%	2,283	2,043		11.7%

Operating Expenses
Operations and support	684	697		(1.9)%	2,036	1,984		2.6%
Depreciation and amortization	164	157		4.5%	494	452		9.3%
Total Segment Operating Expenses	848	854		(0.7)%	2,530	2,436		3.9%
Operating Income (Loss)	$(63)	$(130)		51.5%	$(247)	$(393)		37.2%

Operating Income Margin	(8.0)%	(18.0)%	1,000	BP	(10.8)%	(19.2)%	840	BP

Supplementary Operating Data
Subscribers and connections in thousands
Unaudited					September 30,			Percent
					2022	2021		Change
Mexico Wireless Subscribers
Postpaid					4,854	4,781		1.5%
Prepaid					15,689	14,199		10.5%
Reseller					455	493		(7.7)%
Total Mexico Wireless Subscribers					20,998	19,473		7.8%

	Third Quarter			Percent	Nine-Month Period			Percent
	2022	2021		Change	2022	2021		Change
Mexico Wireless Net Additions
Postpaid	19	36		(47.2)%	47	85		(44.7)%
Prepaid	267	389		(31.4)%	632	441		43.3%
Reseller	12	2		—%	(43)	4		—%
Total Mexico Wireless Net Additions	298	427		(30.2)%	636	530		20.0%

SUPPLEMENTAL SEGMENT RECONCILIATION

Three Months Ended
Dollars in millions
Unaudited
September 30, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$20,278	$11,817	$8,461	$2,042	$6,419
Business Wireline	5,668	3,444	2,224	1,342	882
Consumer Wireline	3,185	2,055	1,130	800	330
Total Communications	29,131	17,316	11,815	4,184	7,631
Latin America - Mexico	785	684	101	164	(63)
Segment Total	29,916	18,000	11,916	4,348	7,568
Corporate and Other
Corporate:
DTV-related retained costs	—	197	(197)	139	(336)
Parent administration support	(6)	266	(272)	2	(274)
Securitization fees	15	103	(88)	—	(88)
Value portfolio	118	32	86	9	77
Total Corporate	127	598	(471)	150	(621)
Reclassification of prior service credits	—	731	(731)	—	(731)
Merger & Significant Items	—	188	(188)	16	(204)
Total Corporate and Other	127	1,517	(1,390)	166	(1,556)
AT&T Inc.	$30,043	$19,517	$10,526	$4,514	$6,012

Three Months Ended
Dollars in millions
Unaudited
September 30, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$19,138	$11,116	$8,022	$2,035	$5,987
Business Wireline	5,938	3,632	2,306	1,304	1,002
Consumer Wireline	3,142	2,188	954	775	179
Total Communications	28,218	16,936	11,282	4,114	7,168
Latin America - Mexico	724	697	27	157	(130)
Segment Total	28,942	17,633	11,309	4,271	7,038
Corporate and Other
Corporate:
DTV-related retained costs	20	69	(49)	92	(141)
Parent administration support	—	360	(360)	12	(372)
Securitization fees	16	1	15	—	15
Value portfolio	152	46	106	10	96
Total Corporate	188	476	(288)	114	(402)
Video	2,149	1,731	418	44	374
Held-for-sale and other reclassifications	64	31	33	—	33
Reclassification of prior service credits	—	670	(670)	—	(670)
Merger & Significant Items	—	108	(108)	28	(136)
Eliminations and consolidations	(17)	(17)	—	—	—
Total Corporate and Other	2,384	2,999	(615)	186	(801)
AT&T Inc.	$31,326	$20,632	$10,694	$4,457	$6,237

SUPPLEMENTAL SEGMENT RECONCILIATION

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2022
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$60,279	$35,677	$24,602	$6,118	$18,484
Business Wireline	16,903	10,498	6,405	3,954	2,451
Consumer Wireline	9,520	6,218	3,302	2,351	951
Total Communications	86,702	52,393	34,309	12,423	21,886
Latin America - Mexico	2,283	2,036	247	494	(247)
Segment Total	88,985	54,429	34,556	12,917	21,639
Corporate and Other
Corporate:
DTV-related retained costs	8	532	(524)	408	(932)
Parent administration support	(24)	873	(897)	12	(909)
Securitization fees	48	263	(215)	—	(215)
Value portfolio	381	106	275	29	246
Total Corporate	413	1,774	(1,361)	449	(1,810)
Reclassification of prior service credits	—	1,961	(1,961)	—	(1,961)
Merger & Significant Items	—	1,303	(1,303)	60	(1,363)
Total Corporate and Other	413	5,038	(4,625)	509	(5,134)
AT&T Inc.	$89,398	$59,467	$29,931	$13,426	$16,505

Nine Months Ended
Dollars in millions
Unaudited
September 30, 2021
	Revenues	Operations and Support Expenses	EBITDA	Depreciation and Amortization	Operating Income (Loss)
Communications
Mobility	$57,108	$32,998	$24,110	$6,072	$18,038
Business Wireline	18,036	11,010	7,026	3,875	3,151
Consumer Wireline	9,380	6,280	3,100	2,306	794
Total Communications	84,524	50,288	34,236	12,253	21,983
Latin America - Mexico	2,043	1,984	59	452	(393)
Segment Total	86,567	52,272	34,295	12,705	21,590
Corporate and Other
Corporate:
DTV-related retained costs	20	69	(49)	92	(141)
Parent administration support	(12)	1,147	(1,159)	27	(1,186)
Securitization fees	44	53	(9)	—	(9)
Value portfolio	494	161	333	30	303
Total Corporate	546	1,430	(884)	149	(1,033)
Video	15,513	12,666	2,847	356	2,491
Held-for-sale and other reclassifications	453	306	147	—	147
Reclassification of prior service credits	—	2,011	(2,011)	—	(2,011)
Merger & Significant Items	—	39	(39)	142	(181)
Eliminations and consolidations	(136)	(136)	—	—	—
Total Corporate and Other	16,376	16,316	60	647	(587)
AT&T Inc.	$102,943	$68,588	$34,355	$13,352	$21,003